UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ATERIAN, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ATERIAN, INC.
350 Springfield Avenue
Suite 200
Summit, NJ 07901
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

August 12, 2025

10:00 a.m. Eastern Time
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Aterian, Inc., a Delaware corporation (the “Company”), or any adjournment or postponement thereof. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2025, on August 12, 2025, at 10:00 a.m. Eastern Time, for the following purposes:
1.	To elect Arturo Rodriguez as a Class III director to serve until our 2028 Annual Meeting of Stockholders;
2.	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	To conduct a non-binding, advisory vote to approve the compensation of the Company's named executive officers;
4.
To vote on a non-binding advisory resolution to determine the frequency (whether every 1 year, every 2 years, or every 3 years) with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's named executive officers; and

To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is June 16, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. This Notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about June 25, 2025.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2025, on August 12, 2025, at 10:00 a.m. Eastern Time. The proxy statement and annual report to stockholders are available at www.proxyvote.com.
By Order of the Board of Directors
/s/Arturo Rodriguez
Arturo Rodriguez
Chief Executive Officer
Summit, New Jersey
June 25, 2025
You are cordially invited to attend the Annual Meeting virtually, via live webcast. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the Annual Meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

ATERIAN, INC.

350 Springfield Avenue
Suite 200
Summit, NJ 07901
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 12, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (our “Board”) of Aterian, Inc. (sometimes referred to as “we”, “us”, “Aterian” or the “Company”) is soliciting the proxy of holders of our common stock, par value $0.0001 per share (the “Common Stock”), to vote at the 2025 Annual Meeting of Stockholders (including any adjournment, postponement or continuation thereof, the “Annual Meeting”). You are invited to attend the Annual Meeting online and we request that you vote on the proposals described in this Proxy Statement.
We intend to mail this Proxy Statement, the Notice of Annual Meeting of the Stockholders and accompanying proxy card to stockholders on or about June 25, 2025.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or how to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.
We intend to mail the Notice on or about June 25, 2025 to all stockholders of record on the Record Date (as defined below) and entitled to vote at the Annual Meeting.
When and where will the Annual Meeting be held?
The Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/ATER2025 on August 12, 2025 at 10:00 a.m. Eastern Time.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/ATER2025, you must enter the control number included in your proxy materials. There is no physical location for the Annual Meeting. We recommend you log in at least 15 minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/ATER2025.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on June 16, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 9,931,860 shares of Common Stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date.

Stockholder of Record: Shares Registered in Your Name
If at the close of business on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, LLC, then you are the stockholder of record for these shares. As a stockholder of record, you may vote either electronically during the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If at the close of business on the Record Date, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization.
The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting online. However, because you are not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.
What am I voting on?
You will be voting on:
•	the election of the Class III nominee for director to serve until our 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified;
•	a proposal to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers;
•	a proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our Named Executive Officers; and
•	a proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
Will there be any other items of business on the agenda?
Aside from the above-referenced matters, our Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.
What is the Aterian Board’s voting recommendation?
Our Board recommends that you vote your shares:
•	“For” the Class III nominee to our Board;
•	“For” the approval, on a non-binding advisory basis, the compensation for our named executive officers;
•	For “Every Three (3) Years” to conduct a non-binding advisory vote on the compensation of our named executive officers; and
•	“For” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
How do I vote?
With respect to the election of each of the director nominees, you may either vote “For” a nominee or you may “Withhold” your vote for a nominee. With respect to the ratification of our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares electronically during the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ATER2025 on August 12, 2025 at 10:00 a.m. Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/ATER2025, you must enter the control number included in your proxy materials. We recommend you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. Further instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/ATER2025.
If you do not wish to vote electronically during the Annual Meeting or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:
•
To vote by proxy on the internet, go to “www.proxyvote.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

•	To vote by proxy over the telephone, dial 1-800-690-6903 in the United States using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•	To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on August 11, 2025 to be counted.
We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a Notice or proxy materials containing voting instructions from that organization rather than from Aterian. To ensure that your vote is counted, follow the voting instructions in the Notice. To vote electronically during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
How many votes do I have?
On each matter to be voted upon, holders of Common Stock will have one vote for each share of Common Stock they owned as of the close of business on the Record Date for the Annual Meeting.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is paying for this proxy solicitation?
We will bear the cost of soliciting proxies for the Annual Meeting. We may ask banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.
What does it mean if I receive more than one proxy card or Notice?
If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each proxy card or Notice to ensure that all your shares of Common Stock are voted.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	You may submit another properly completed and executed proxy card with a later date;
•
You may submit a new proxy through the internet by going to “www.proxyvote.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-690-6903 in the United States using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);

•	You may send a written notice that you are revoking your proxy to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901;
•	You may attend the Annual Meeting online and vote electronically during the Annual Meeting. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.
Votes will be counted by the inspector of election appointed for the Annual Meeting.
How are my shares voted if I give no specific instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
•	“For” the election of the Class III director nominee;
•	“For” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers;
•	For “Every Three (3) Years” to conduct a non-binding advisory vote on the approval of the compensation of our Named Executive Officers; and
•	“For” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.
What is a broker non-vote?
Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders that do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non- discretionary matters”). Only the ratification of our independent registered public accounting firm is considered a discretionary matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non- discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.

What are the voting requirements that apply to the proposals discussed in this Proxy Statement?

Proposals		Vote Required	Discretionary Voting Allowed?
1.	Election of Class III Director	Plurality	No
2.	Advisory vote approving the compensation of our Named Executive Officers	Majority Cast	Yes
3.	Advisory vote on the frequency of future advisory votes on the compensation of our Named Executive Officers	Majority Cast	Yes
4.	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority Cast	Yes

A “plurality,” with regard to the election of directors, means the nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominees) will be elected to our Board. A “Majority Cast,” with regard to the ratification of our independent registered public accounting firm, means more votes cast “For” the proposal than votes cast “Against”.
“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote. As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non- votes”.
Accordingly:
•
To be approved, Proposal No. 1, the election of the director nominee, the nominee receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominee) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•
To be approved, Proposal No. 2, a non-binding advisory vote approving the compensation of our named executive officers, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.

•
To be approved, Proposal No. 3, a non-binding advisory vote approving the frequency with which stockholders will conduct future, non-binding advisory votes approving the compensation of our named executive officers, the option of every one year, two years or three years receiving the highest number of votes will be considered by the Board to be the stockholders’ recommendation as to the future frequency of future votes.

•
To be approved, Proposal No. 4, ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.

What is the effect of abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Aterian is incorporated), withheld votes and abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as votes cast. Moreover, our Third Amended and Restated Bylaws (the “Bylaws”) provide that a plurality of votes cast shall be sufficient to elect a director, and therefore there will not be an option to abstain from voting on Proposal No. 1—Election of Class III Director. Our Bylaws further provide that questions presented to our stockholders shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon. Therefore, withheld votes and abstentions will have no effect on Proposal No. 2—Advisory Vote Approving the Compensation of our Named Executive Officers, Proposal No. 3—Advisory Vote for the Frequency with which stockholders shall conduct an Advisory Vote Approving the Compensation of our Named Executive Officers, or Proposal No. 4—Ratification of Independent Registered Public Accounting Firm.
Broker Non-Votes: Under the rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are not permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors. Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1—Election of Class III Director. As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares in the election of the director nominees, no votes will be cast on your behalf on the proposal. The proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, should be considered a discretionary matter. Therefore, your bank, broker or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. Similarly, the proposals regarding the non-binding advisory votes approving the compensation of our named executive officers and the frequency with which future advisory votes approving the compensation of our named executive officers, should also be considered discretionary matters. Therefore, your bank, broker or other such holder will be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least one-third of our outstanding shares of Common Stock are present electronically during the Annual Meeting or represented by proxy. At the close of business on the Record Date for the Annual Meeting, there were 9,931,860 shares of Common Stock outstanding and entitled to vote. At least 3,310,620 shares of Common Stock must be represented at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.
Who will count the votes?
The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc.
Do Aterian’s executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?
Mr. Rodriguez has an interest in Proposal No. 1—Election of Class III Director, as the nominee is currently a member of our Board. The independent members of our Board do not have an interest in Proposal No. 2—Advisory Vote on the Compensation of our Named Executive Officers or Proposal No. 3—Frequency of Advisory Votes on the Compensation of our Named Executive Officers. Neither the members of our Board nor our executive officers have any interest in Proposal No. 4—Ratification of Independent Registered Public Accounting Firm.
Other than as set forth in this Proxy Statement, no person who is or has been our director or executive officer since the beginning of the last fiscal year, or any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon at the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.
Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the internet. On or about June 25, 2025, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice. Stockholders may request to receive a full set of printed proxy materials by mail. Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice.

When are stockholder proposals due for next year’s annual meeting of stockholders?
Stockholders may submit proposals on matters appropriate for stockholder action at the 2026 annual meeting of our stockholders (“2026 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2026 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than April 14, 2026, to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901.
If you wish to submit a proposal that is not to be included in the proxy materials for our 2026 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than April 14, 2026, but no later than May 14, 2026. However, if the date of the 2026 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, August 12, 2026, to be considered for inclusion in proxy materials for our 2026 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901 a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting of Stockholders. If the date of the 2026 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 60 days after, August 12, 2026 and you wish to submit a proposal that is not to be included in the proxy materials for our 2026 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2026 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2026 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2026 Annual Meeting of Stockholders. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals. You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS
Overview
The term of office of the Class III directors expires in 2025. Based on the recommendation of the independent directors of our Board, our Board nominated Arturo Rodriguez to our Board as a Class III director. If elected at the Annual Meeting, Mr. Rodriguez would serve until the 2028 Annual Meeting of Stockholders and until his successor is elected and qualified or, if sooner, until his respective death, resignation or removal. Under this standard, a “plurality” means the nominees receiving the most “For” votes will be elected to our Board.
Nominees
The Board nominated the following individual for election to three-year terms expiring at the 2028 Annual Meeting of Stockholders:

Nominee	Term in Office
Arturo Rodriguez	Continuing in Office Until the 2028 Annual Meeting of the Stockholders

The nominee has consented to be named in this Proxy Statement and to serve as a director if elected. We have no reason to believe that the nominee will be unable to serve. The section titled “Board of Directors” beginning on page(s) 9 and 10 of this Proxy Statement contains the Class III nominees’ biography.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.
Proxies solicited by the Board will be voted “FOR” the election of the Class III director nominee named in this Proxy Statement and on the proxy card unless stockholders specify a contrary vote.

BOARD OF DIRECTORS
Our business and affairs are managed under the direction of our Board, which currently consists of five members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management.
In accordance with our amended and restated certificate of incorporation and our Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:
•
our Class III directors are currently Ms. Liebel and Mr. Rodriguez and their terms will expire at the Annual Meeting; On June 24, 2025, Ms. Liebel notified the Board of Directors of Aterian Inc. of her intent to not stand for reelection at the Company’s 2025 Annual Meeting of Stockholders and to retire from the Board effective as of the conclusion of the Annual Meeting.

•	our Class I directors are Ms. Harlam and Mr. Kurtz and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•	our Class II director is Ms. Lattmann and her term will expire at the annual meeting of stockholders to be held in 2027.
At each annual meeting of stockholders, the successors to the directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In addition, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control.
The names of our current directors, their ages as of June 25, 2025, director class and biographies are listed below. There are no family relationships between or among any of our directors.

Name	Age	Director Class	Position(s)
Arturo Rodriguez(1)	49	Class III	Chief Executive Officer, Director
Sarah Liebel	42	Class III	Director
Bari A. Harlam	63	Class I	Director
William Kurtz	68	Class I	Director, Chairman of the Board
Susan Lattmann	57	Class II	Director

(1)	Please see the section titled “Executive Officers” below for the biography of Mr. Rodriguez.
Sarah Liebel has served as a director since February 2022. Ms. Liebel currently serves as the President and COO of Nayya, a technology company simplifying the benefits experience for employees, employers, and suppliers like insurance companies since June 2024. She served as the Chief Growth Officer and President of Consumer Products at BetterUp, a digital coaching company, from March 2022 to June 2024. Prior to joining BetterUp, Ms. Liebel served as Chief Revenue Officer at 1stdibs.com, Inc. (Nasdaq: DIBS) from January 2019 to March 2022, where she oversaw the sales and operations teams at the company, including Customer Experience, Logistics, Business Operations, Trade & Private Client sales. Before joining 1stdibs in 2015, Ms. Liebel was most recently at Groupon, Inc. (Nasdaq: GRPN). During her five year tenure at Groupon, she held a number of leadership roles, including running operations & sales at Ideeli, a fashion flash sales e-commerce company, after it was acquired by Groupon, as well as leading deals on the corporate development team. Ms. Liebel received her Bachelor of Science from Tulane University and her MBA from Northwestern’s Kellogg School of Management. We believe Ms. Liebel is qualified to serve as a member of our Board due to her experience in revenue generation, e-commerce and business leadership.
Bari A. Harlam has served as a director since February 2020, and is a business leader, marketer, educator, and author. In February 2020, she co-founded Trouble LLC, a pro-social, experience brand. Ms. Harlam has served on the Boards of Directors of Eastern Bank since February 2014, OneWater Marine Inc. (Nasdaq: ONEW) since May 2020, Mattress Warehouse since February 2023, and Rite Aid (NYSE: RAD) from September 2020 through August 2024.Ms. Harlam currently serves as the chair of the Compensation Committee for OneWater Marine Inc.,

as the chair of the Trust, and a member of the Nominating & Governance, Innovation, and Charitable Foundation Committees of Eastern Bank, and a member of the Nominating & Governance Committee of Rite Aid until the end of her tenure in August 2024. From April 2018 to March 2020, she served as EVP, Chief Marketing Officer North America at Hudson’s Bay Company (TSX: HBC). Prior to her time at Hudson’s Bay Company, she was EVP, Membership, Marketing & Analytics at BJ’s Wholesale Club (NYSE: BJ) from July 2012 to December 2016. Before joining BJ’s Wholesale Club, she served as Chief Marketing Officer at Swipely, now called Upserve, from August 2011 to July 2012, and prior to that, she served as SVP, Marketing at CVS Health (NYSE: CVS) from 2000 to August 2011. Early in her career, she was a Professor at Columbia University from July 1989 to July 1992 and The University of Rhode Island from July 1992 to July 2000. In addition, she was an Adjunct Professor at The Wharton School at The University of Pennsylvania from January 2015 to May 2018. She received a Bachelor of Science, a Master of Science, and a Ph.D. in Marketing from the University of Pennsylvania, The Wharton School. We believe Ms. Harlam is qualified to serve as a member of our Board due to her experience in the consumer packaged goods and retail industries as well as her expertise in marketing.
William Kurtz has served as a director since August 2019. Mr. Kurtz is a senior financial and operations executive with over 30 years of experience operating as chief financial officer or chief operating officer at several private and public technology companies on the East Coast and in Silicon Valley. Since 2016, he has served as a member of the board of directors of Verint Systems Inc., a customer experience software SaaS company, and he currently serves as its lead independent director and as a member of the Audit Committee and the Nominating & Governance Committee. Since May 2023, he has served as a member of the board of directors of Sportradar Group, AG, a data analytics and content provider to sports betting operators, and he currently serves as the chairman of the Audit Committee. Mr. Kurtz has served as the interim Chief Financial Officer of LightForce Orthodontics Inc since October 2024 and has served as a member of the board of directors of LightForce Orthodontics Inc since January 2024. Mr. Kurtz has served as the Chief Financial and Commercial Officer for Ripcord, Inc., since January 2021 and as its Chief Commercial Officer since April 2021, and served as its interim Chief Executive Officer from June 2021 through January 2022 while the company conducted a search for a chief executive officer. He is also a member of the Board of Ripcord Inc. Mr. Kurtz also served as a Strategic Advisor for Bloom Energy Corporation, a manufacturer of on-site power generation platforms, from January 2019 to January 2021 and previously served as its Chief Commercial Officer (from May 2015 to December 2018) and Chief Commercial & Financial Officer (from March 2008 to May 2015). Mr. Kurtz has also held several CFO or other senior finance and operations roles at a variety of organizations, including Novellus Systems, Inc. (from September 2005 to February 2008), Engenio Information Technologies, Inc. (from March 2004 to August 2005), 3PARdata, Inc. (from July 2001 to February 2004), Scient Corporation (from August 1998 to June 2001), AT&T Corporation (from July 1983 to July 1998) and Price Waterhouse & Co./Brout & Company (from June 1979 to July 1983). Mr. Kurtz also served as a member of the board of directors and chair of the audit committee of Violin Memory Inc. (from November 2014 to February 2017), PMCSierra, Inc. (from April 2003 to January 2016), AuraSound, Inc. (from August 2010 to April 2012), ONStor, Inc. (from January 2008 to July 2009) and Redback Networks Inc. (from October 1999 to January 2007). Mr. Kurtz holds a Bachelor of Science in Commerce from Rider University and a Master of Science in Management Sciences from Stanford University. We believe Mr. Kurtz is qualified to serve as a member of our Board due to his experience as chief financial officer and chief operating officer and his experience in private and public technology companies
Susan Lattmann has served as a director since February 2022. Ms. Lattmann currently serves on the board of directors of Superior Group of Companies (Nasdaq: SGC) since February 2024, Landsea Homes Corporation (Nasdaq: LSEA) since January 2025 (and from January 2022 to June 2023), and Farmer Focus, a private organic chicken company, since November 2021. She currently serves as a member of the Nominating and Governance Committee of SGC, the co-chair of the Compensation Committee for LSEA and a member of its Nominating and Governance Committee, and the chair of the Audit Committee for Farmer Focus. Ms. Lattmann is currently the Chief Financial Officer for The Row, an international luxury apparel retailer, since July 2021. Previously, she worked for Bed Bath & Beyond Inc. from 1996 to 2019, where she held several roles, including Chief Financial Officer and Chief Administrative Officer. She began her professional career in 1990 with Arthur Andersen LLP. Ms. Lattmann received her Bachelor of Science degree with honors from Bucknell University and is a certified public accountant. We believe Ms. Lattmann is qualified to serve as a member of our Board due to her extensive financial and business leadership experience in both public and private companies.

EXECUTIVE OFFICERS
Our executive officers are elected by, and serve at the discretion of, our Board. The names of our executive officers and their ages as of June 25, 2025, positions and biographies are set forth below.

Name	Age	Position(s)
Arturo Rodriguez	49	Chief Executive Officer
Joshua Feldman	48	Chief Financial Officer
Roi Zahut	37	Chief Technology Officer

Arturo Rodriguez has served as our Chief Executive Officer since June 2024. Mr. Rodriguez also served as our Co-CEO from July 2023 until June 2024 and our Chief Financial Officer from March 2021 until June 2024. Prior to that, he served as our Senior Vice President of Finance since September 2017. Prior to joining the Company, Mr. Rodriguez served as Chief Accounting Officer and Global Controller for Piksel, Inc. from July 2012 to September 2017 and also held the role of Interim Chief Operating Officer in 2017. From 2000 to 2011, Mr. Rodriguez held several financial leadership roles with the Atari Group, most notably Acting Chief Financial Officer of Atari, Inc. (Nasdaq: ATAR) from 2007 to 2008, and Deputy CFO of Atari SA (Euronext: ATA) from 2008 to 2010. Mr. Rodriguez started his career at Arthur Andersen LLP in 1997 and is a CPA in the State of New York. Mr. Rodriguez holds a Bachelor of Business Administration – Accounting from Hofstra University.
Joshua Feldman has served as our Chief Financial Officer since June 2024 and our Senior Vice President of Finance since May 2022. Prior to joining the Company, Mr. Feldman was the Head of Finance for Olivela Inc., a luxury goods e-commerce company, from February 2021 to May 2022. Previously, he served as Vice President of Financial Operations for Hugo Boss North America from January 2018 to October 2020. From 2007 to 2018, Mr. Feldman held several senior finance roles at Saks Fifth Avenue and Hudson's Bay Company. Prior to joining Saks Fifth Avenue, Mr. Feldman was an Assurance Manager at KPMG. Mr. Feldman is a Certified Public Accountant in New York.
Roi Zahut has served as our Chief Technology Officer since January 2019. Prior to joining Aterian, he served in a number of roles, including as the CTO of the Advanced Analytics global consulting team at IBM and as the architect of IBM Metropulse, a retail & CPG analytics platform, from October 2016 to January 2019. Prior to that, Mr. Zahut lived in Israel where he held senior technical, business and data science roles in startups and consulting companies including IBM Israel from January 2015 to October 2016, Brainbow Ltd from October 2013 to January 2015 and Matrix IT Ltd, an information technology company, from October 2008 to October 2011, working across industries (CPG, industrial and defense). Mr. Zahut also served in the Israeli Air Force from September 2005 to October 2008 where he obtained the rank of Sergeant First Class. Mr.Zahut holds an MSc in Neuroscience with distinction from Bar Ilan University.
Family Relationships
There are no family relationships among any of the directors or executive officers.

CORPORATE GOVERNANCE AND BOARD MATTERS
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of our Board and our Code of Conduct and Ethics described below may be viewed on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters” and “Governance Documents”. Alternatively, you can request a copy of any of these documents free of charge by writing to our secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901.
Director Independence
Under the rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board has determined that Mmes. Harlam, Lattmann, and Liebel, and Mr. Kurtz are independent directors as defined under the Nasdaq Rules. Mr. Rodriguez is not independent under the Nasdaq Rules as a result of his position as our Chief Executive Officer.
Board Leadership Structure
Our Bylaws provide our Board with the discretion to appoint a chairperson of our Board, which may be combined or separate from our chief executive officer. Mr. Kurtz serves as the chairman of the board. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while the chief executive officer brings Company-specific experience and expertise.
Role of Board in Risk Oversight Process
Our Board is responsible for overseeing our overall risk management process. The responsibility for managing risk rests with executive management while the committees of our Board and our Board as a whole participate in the oversight process. Our Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.
Meetings and Executive Sessions
Our Board meets on a regular basis throughout the year to review significant developments affecting us and to act upon matters requiring its approval. Our Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During fiscal year 2024, (i) our Board met six times and acted by unanimous written consent two times, (ii) our audit committee of the Board (the “Audit Committee”) met four times and did not take any actions by unanimous written consent, and (iii) our compensation committee of the Board (the “Compensation Committee”) met six times and acted by unanimous written consent two times. None of our directors attended fewer than 75% of the total number of meetings held by our Board and the committees (on which and for the period during which the director served) during fiscal year 2024.
As required under applicable Nasdaq listing standards, our independent directors periodically meet in executive sessions at which only they are present.
Policy Regarding Board Member Attendance at Annual Meetings
It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders. We held one meeting of stockholders in fiscal year 2024, and all of the members of our Board as of such date virtually attended the meeting.

Information Regarding Committees of the Board of Directors
Our Board has established a standing Audit Committee and Compensation Committee and does not have a Nominating Committee. The following table provides membership information as of the date hereof for each of these committees of our Board:

Name	Audit+	Compensation
Sarah Liebel	X
William Kurtz	X	X
Bari A. Harlam		X*
Susan Lattmann	X*	X

*	Current Committee Chairperson.
Below is a description of each primary committee of our Board. Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of each of these committees meets the applicable Nasdaq Rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.
Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Mr. Kurtz, Ms. Lattmann and Ms. Liebel. Ms. Lattmann serves as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Ms. Lattmann is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:
•
appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•
prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;

•	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
•	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
•
reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

•
establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules; and
•
reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary. Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters”.
Compensation Committee
Our Compensation Committee is comprised of Ms. Harlam, Ms. Lattmann and Mr. Kurtz, with Ms. Harlam serving as chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and SEC rules. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act. The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter. The responsibilities of the Compensation Committee include:
•
reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•
determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our chief executive officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the chief executive officer’s compensation;

•
determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

•
reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

•	conducting periodic reviews of the base compensation levels of all of our employees generally;
•	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
•
reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;

•
reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk;

•
reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements;

•	review and oversight of our stock ownership guidelines and
•
reviewing and discussing with management our narrative compensation disclosures, and recommending to our Board that the narrative compensation disclosures be approved for inclusion in our annual reports on Form 10-K, registration statements and our annual meeting proxy statements.

Our Board has adopted a written charter of the Compensation Committee that is available to stockholders on our internet website at https://ir.aterian.io/corporate-governance/governance-highlights under “Governance Charters”. The Compensation Committee meets from time to time during the year. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
The Compensation Committee is authorized to retain the services of independent advisers to assist it in carrying out its responsibilities. Since October 2022, Pearl Meyer & Partners, LLC (“Pearl Meyer”) has provided compensation consulting services to assist management and the Compensation Committee in assessing our equity compensation plans and the compensation for our executive officers and other senior management. Pearl Meyer is independent from Aterian, was engaged directly by the Compensation Committee and has received compensation from Aterian only for services provided to the Compensation Committee. The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our chief executive officer and chief financial officer. For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except our chief executive officer and chief financial officer. The annual performance of our executive officers is considered by the Compensation Committee when making decisions on setting base salary, targets for and payments under any bonus plan and grants of equity incentive awards. When making decisions on executive officers, the Compensation Committee considers the importance of the position to us, the past salary history of the executive officer and the contributions we expect the executive officer to make to the success of our business going forward.
The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2024 are described in greater detail in the “Executive Compensation” section of this Proxy Statement.
Consideration of Director Nominees
Director Qualifications
There are no specific minimum qualifications that our Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Board may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, race, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise and other factors relative to the overall composition of our Board and Board committees, including the following characteristics and factors:
•	the highest ethical standards and integrity and a strong personal reputation;
•	a background that demonstrates experience and achievement in business, finance, ecommerce, artificial intelligence, regulatory, governance or other matters relevant to our business and activities;
•	a sound understanding of business strategy, corporate governance and the operations and role of our Board;
•	a willingness to act on and be accountable for Board and, as applicable, committee decisions;

•	a willingness to act in the best interests of our Company and our stockholders;
•	a willingness to assist and support our management;
•	an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;
•	an ability to work effectively and collegially with other individuals;
•	loyalty and commitment to driving our success and increasing long-term value for our stockholders;
•	no material personal, financial, professional or familial interest in any of our present or potential competitors;
•	sufficient time to devote to Board and, as applicable, committee membership and matters; and
•	meeting the independence requirements imposed by the SEC and Nasdaq with respect to the Board and Board committee service.
The Board retains the right to modify these criteria from time to time.
Stockholder Nominations
The Board will consider director candidates recommended by our stockholders. The Board does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to our Board at the 2026 Annual Meeting of Stockholders must do so by delivering a written recommendation to the Board, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901, Attn: Secretary, no earlier than the close of business on April 14, 2026, but no later than May 14, 2026, unless the meeting date is more than 30 days before or after August 12, 2026, in which case the written recommendation must be received by our Secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2026 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2024 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2026 Annual Meeting of Stockholders. Each written recommendation must set forth, among other information:
•	the name and address of the stockholder(s) on whose behalf the recommendation is being made (the “Recommending Stockholder”);
•
the class, series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by the Recommending Stockholder made as of the date of the written recommendation, and the time period for which such shares have been held;

•
a statement from the Recommending Stockholder as to whether such Recommending Stockholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders;

•	the proposed director candidate’s full legal name, age, business address and residential address;
•	a description of the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;
•	complete biographical information for the proposed director candidate;
•	a description of the proposed director candidate’s qualifications as a director;
•
the class, series and number of shares of our capital stock which are, directly or indirectly, owned of record and beneficially by the proposed director candidate, and the date or dates on which such shares were acquired and the investment intent of such acquisition;

•
a description of all relationships between the Recommending Stockholder and the proposed director candidate, and of all arrangements or understandings between such Recommending Stockholder and the proposed director candidate;

•
any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors in an election contest or that is otherwise required pursuant to Regulation 14A promulgated under the Exchange Act;

•
a statement from the Recommending Stockholder supporting such Recommending Stockholder’s view that the proposed director nominee possesses the minimum qualifications prescribed by us for nominees, and briefly describing the contributions that the proposed director nominee would be expected to make to our Board and to the governance of Aterian; and

•
a statement from the Recommending Stockholder whether, in the view of such Recommending Stockholder, the nominee, if elected, would represent all of our stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Aterian.

Director candidate nominations from stockholders must include a written statement of each proposed nominee (1) consenting to be named as a nominee for election to our Board, (2) consenting to serve as a director, if elected, and (3) consenting to be interviewed by the Board, if the Board chooses to do so in its discretion. If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above, our Secretary will provide the foregoing information to the Board.
Evaluating Nominees for Director
Our Board will consider director candidates who are suggested by members of the committee, members of management, advisors and our stockholders who submit recommendations in accordance with the requirements set forth above. The Board may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Board, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Board will evaluate all nominees for director under the same approach whether they are recommended by stockholders or other sources.
The Board will review candidates for director nominees in the context of the current composition of our Board and committees, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Board may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our Company, to maintain a balance of knowledge, experience, diversity and capability in various areas. In the case of an incumbent director whose term of office is set to expire, the Board may review such director’s overall service to the Board, the committees and our Company during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence, and the director’s contribution as a whole and effectiveness in serving the best interests of the Company and our stockholders. In the case of new director candidates, the Board will also determine whether the nominee must be independent for Nasdaq and SEC purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Board will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board.
The Board will evaluate the proposed director’s candidacy, including proposed candidates recommended by stockholders, and recommend whether our Board should nominate the proposed director candidate for election by our stockholders.
Stockholder Communications with the Board of Directors
Our Board has adopted a formal process by which stockholders may communicate with our Board or any of its directors. Stockholders of Aterian wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901, Attn: Secretary. Each communication must set forth:
•	the name and address of the Aterian stockholder(s) on whose behalf the communication is sent; and
•	the class, series and number of shares of capital stock of Aterian that are owned beneficially and of record by the stockholder(s) as of the date of the communication.
Each communication will be reviewed by the secretary to determine whether it is appropriate for presentation to our Board or the individual director. Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. These screening procedures have been approved by a majority of the independent members of our Board.
Communications determined by our secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis. All communications directed to the Audit Committee in accordance with our “Open Door” Reporting and Non-Retaliation Policy Regarding Accounting and Auditing Matters (the “Open Door Policy”) that relate to questionable accounting, internal accounting controls or auditing matters involving the Company generally will be forwarded to a compliance officer designated by the Audit Committee to receive and review these communications and to the chairperson of the Audit Committee, in accordance with the terms of the Open Door Policy. All communications directed to the Board in accordance with our Code of Conduct and Ethics that relate to non-financial matters (including without limitation purported or suspected violations of any law or regulation, our Code of Conduct and Ethics or other policies) will generally be forwarded to a compliance officer designated by the Board to receive and review these communications and then promptly and directly forwarded by a compliance officer to the Audit Committee or our Board, as appropriate, in accordance with the terms of the Code of Conduct and Ethics.
Hedging and Pledging Policies
As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and monetization transactions involving our securities. Our insider trading policy does not restrict pledges of securities, but requires that pledges of securities be pre-cleared by an insider trading compliance officer.
Security Ownership of Certain Beneficial Owners and Management –
The following table sets forth information as of June 16, 2025, with respect to the beneficial ownership of shares of our common stock by:
•	each of our directors;
•	each of the Named Executive Officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock.
This table is based upon information supplied by officers, directors and principal stockholders and a review of Section 16 filings and/or Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any beneficial owner of more than five percent of our common stock as of June 16, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
We have determined beneficial ownership in accordance with the rules of the SEC. We have deemed shares of our common stock subject to warrants and options that are currently exercisable or exercisable within 60 days of June 16, 2025 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership of our common stock is based on 9,931,860 shares of our common stock outstanding as of June 24, 2025.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit NJ 07901.

	Beneficial Ownership of Common Stock**
	Number of Shares	%(1)
Greater than 5% Stockholders:
Armistice Capital Master Fund Ltd.	1,173,359(2)	10.57%

Named Executive Officers and Directors:
Arturo Rodriguez	972,780(3)	9.8%
Joshua Feldman	377,442(4)	3.8%
William Kurtz	37,494(5)	*
Bari A. Harlam	59,226(6)	*
Susan Lattmann	58,876(7)	*
Sarah Liebel	51,625(8)	*
All current executive officers and directors as a group (7 persons)	1,936,160(9)	19.5%

*	Denotes less than 1%.
**	Phillip Lepper and Joseph A. Risico have been excluded from the table as they were no longer employed by the Company as of June 16, 2025.
(1)
For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the number of shares of common stock outstanding as of June 24, 2025, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after June 24, 2025.

(2)
Comprised of 1,173,359 warrants that are exercisable within 60 days after June 24, 2025. The securities are directly held by Armistice Capital Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(3)
Mr. Rodriguez’s holdings consist of (i) 186,137 shares of common stock held directly, (ii) 10,442 shares of common stock issuable pursuant to stock options that are exercisable within 60 days after June 24, 2025, (iii) 775,011 shares of restricted common stock that are subject to vesting, and (iv) 1,190 of warrants that are exercisable within 60 days after June 24, 2025. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(4)
Mr. Feldman's holdings consist of (i) 50,283 shares of common stock held directly, and (ii) 327,159 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(5)
Comprised of: (i) 29,071 shares of common stock held directly, and (ii) 8,423 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(6)
Comprised of: (i) 42,380 shares of common stock held directly, and (ii) 16,846 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(7)
Comprised of: (i) 42,030 shares of common stock held directly, and (ii) 16,846 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(8)
Comprised of: (i) 34,779 shares of common stock held directly, and (ii) 16,846 shares of restricted common stock that are subject to vesting. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

(9)
Comprised of shares included under “Named Executive Officers and Directors”, and the following held by one of our other executive officers: (i) 82,572 shares of common stock held directly, (ii) 1,764 shares of common stock issuable pursuant to stock options that are exercisable within 60 days after June 24, 2025 (iii) 293,786 shares of restricted common stock that are subject to vesting and (iv) 595 of warrants that are exercisable within 60 days after June 24, 2025. The shares of restricted common stock have voting rights irrespective of any vesting requirements.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2024, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a).

PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables).
As described below in this Proxy Statement, our executive compensation program is structured to attract, motivate, and retain highly qualified leaders by rewarding them through a competitive and balanced offering. Our focus is on performance-based components that align our executives with the Company’s success and their direct contributions to that success. We believe that executive compensation should create a direct link between delivering performance and creating stockholder value.
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Board will request your advisory vote on the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules applicable to smaller reporting companies (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby APPROVED.
This proposal on the compensation paid to our named executive officers is advisory only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers. In addition, assuming our stockholders vote “3 YEARS” as the preferred frequency option for future advisory votes on executive compensation in Proposal No. 3 below, we expect to hold our next advisory vote to approve the compensation of our named executive officers at our 2028 annual meeting of stockholders.
Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions will have the same effect as a vote “AGAINST” Proposal No. 2. Broker non-votes will not be counted in determining the outcome of Proposal No. 2.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS.
Proxies solicited by the Board will be voted “FOR” the advisory vote to approve the compensation of our named executive officers unless stockholders specify a contrary vote.

EXECUTIVE COMPENSATION
The following narrative disclosure describes the material elements of compensation for the following individuals who served as our name executive officers for the year that ended on December 31, 2024 (“Named Executive Officer”), which consists of our Co-Chief Executive Officers, up to two other most highly compensated executive officers who were serving as executive officers as of December 31, 2024, and up to two additional individuals who would have been most highly compensated executive officers but for the fact that such individual was not serving as an executive officer as of December 31, 2024 are:
•	Joseph A. Risico, our Former Co-Chief Executive Officer;
•	Arturo Rodriguez, Chief Executive Officer;
•	Joshua Feldman, Chief Financial Officer; and
•	Phillip Lepper, Chief Revenue Officer
Summary Compensation Table –
The following table sets forth certain information with respect to the compensation paid to our Named Executive Officers for the fiscal years-ended December 31, 2024 and 2023:

Name and principal position	Year	Salary/Fees $	Bonus $	Stock Awards $(1)	All Other Compensation $	Total $
Joseph A. Risico(2) Former Co-Chief Executive Officer	2024	162,500	—	406,560	138,421	707,481
	2023	314,403	—	834,059	8,680	1,157,142
Arturo Rodriguez Chief Executive Officer	2024	342,916	264,308	774,400	759	1,382,383
	2023	314,393	—	834,059	859	1,149,311
Joshua Feldman Chief Financial Officer	2024	296,124	151,733	271,895	21,443	741,195
	2023	—	—	—	—	—
Phillip Lepper Chief Revenue Officer	2024	310,010	151,733	237,930	21,355	721,028
	2023	—	—	—	—	—

(1)
The amounts in this column represent the aggregate grant date fair value of the restricted stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

(2)
On June 26, 2024, Joseph Risico resigned as Co-Chief Executive Officer of the Company and from the Board, effective as of June 26, 2024. In connection with Mr. Risico’s resignation, effective as of June 26, 2024, the Company entered into a consulting agreement with Mr. Risico (the “Consulting Agreement”) for services as a consultant (the “Consulting Services”). The Consulting Agreement, provided that, commencing June 26, 2024, Mr. Risico would provide Consulting Services to the Company for three months (the “Term”). As consideration for the Consulting Services to be provided by Mr. Risico to the Company pursuant to the Consulting Agreement, (i) the Company paid Mr. Risico $43,333.33 per month during the Term (included in All Other Compensation above), (ii) the Company paid COBRA premiums for Mr. Risico for a period of up to six months (included in All Other Compensation above) and (iii) Mr. Risico’s outstanding unvested restricted stock awards would continue vesting according to the original vesting schedules during the Term (included in Stock Awards above). Additionally, if Mr. Risico continued to provide the Consulting Services through September 24, 2024, complied with his obligations to the Company and re-executed the Consulting Agreement after the termination of the Consulting Services to release claims against the Company through the date of re-execution of the Consulting Agreement by no earlier than December 25, 2024 and no later than December 31, 2024, then, effective as of the date of re-execution, an additional 30,364 unvested shares of the Company’s common stock (subject to adjustment or stock splits and other changes in capitalization) that were subject to Mr. Risico’s unvested restricted stock awards would vest (included in Stock Awards above). Mr. Risico did continue to provide the Consulting Services through such period and re-executed in a timely manner. As such those additional shares vested.

Narrative Disclosure to Summary Compensation Table
Employment and Severance Agreements
Joseph A. Risico—We entered into an offer letter with Mr. Risico, dated February 8, 2018. Pursuant to the offer letter, Mr. Risico’s base salary was initially $250,000 per year. During his employment, Mr. Risico has received various base salary adjustments and his salary at the beginning of 2024 was $325,000 per year. On June 26, 2024, Joseph

Risico resigned as Co-Chief Executive Officer of the Company and from the Board, effective as of June 26, 2024. In connection with Mr. Risico’s resignation, effective as of June 26, 2024, the Company entered into a consulting agreement with Mr. Risico for services as a consultant. See footnote 2 to the Summary Compensation Table for a description of the consulting agreement.
Arturo Rodriguez—We entered into an offer letter with Mr. Rodriguez, dated September 18, 2017. Pursuant to the offer letter, Mr. Rodriguez’s base salary was initially $250,000 per year. During his employment, Mr. Rodriguez has received various base salary adjustments and his salary at the beginning of 2024 was $325,000 per year. Effective June 26, 2024, Mr. Rodriguez received an increase in base salary to $360,000.
Joshua Feldman—We entered into an offer letter with Mr. Feldman, dated March 30, 2022. Pursuant to the offer letter, Mr. Feldman’s base salary was initially $270,000 per year. During his employment, Mr. Feldman has received various base salary adjustments and his salary at the beginning of 2024 was $277,500 per year. Effective April 1, 2024, Mr. Feldman received an increase in base salary to $285,825 and effective June 26, 2024, Mr. Feldman received an increase in base salary to $310,000.
Phillip Lepper—We entered into an offer letter with Mr. Lepper, dated May 10, 2021. Pursuant to the offer letter, Mr. Lepper's base salary was initially $200,000 per year. During his employment, Mr. Lepper has received various base salary adjustments and his salary at the beginning of 2024 was $310,000 per year. Mr. Lepper’s employment with the Company ended on June 4, 2025.
Base Salaries/Compensation
Our salaries recognize the experience, skills, knowledge, and responsibilities required of all employees, including our Named Executive Officers. Base salaries and base compensation are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries and compensation with market levels after taking into account individual responsibilities, performance and experience.
Bonuses
For the year ended December 31, 2024, the Compensation Committee approved bonuses for the Named Executive Officers based on the Company’s financial performance and individual contributions. These bonuses were paid in the form of shares of the Company’s common stock and were granted in June 2025. The number of shares awarded were determined based on the closing stock price on the grant date.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our Named Executive Officers and from time to time may grant equity incentive awards to them.
Currently, we typically grant restricted stock awards and do not grant stock options. We do not have a formal policy regarding the timing of granting stock option awards in relation to our disclosure of material nonpublic information; however our Compensation Committee does not target our grants of stock option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
During 2024, we did not issue any stock options to our named executive officers during the period beginning four business days before and ending one business day after (i) the filing of the Company’s Annual Report on Form 10-K, (ii) the filing of any of the Company’s Quarterly Reports on Form 10-Q, or (iii) the filing or furnishing of a Current Report on Form 8-K disclosing material nonpublic information.
On April 26, 2024, we granted 176,000 restricted shares to each of Mr. Risico and Mr. Rodriguez and 103,000 restricted shares to Mr. Lepper pursuant to the Aterian, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). One-third of the restricted shares shall vest on June 11, 2025, and 1/12th of the restricted shares shall vest each quarterly period thereafter, as described in more detail in the “Outstanding Equity Awards at December 31, 2024” table below. All 176,000 shares granted to Mr. Risico were forfeited on June 26, 2024 when he resigned from the Company.

On May 6, 2024, we granted 41,667 restricted shares to Mr. Feldman pursuant to the 2018 Plan. One-third of the restricted shares shall vest on June 11, 2025, and 1/12th of shares of restricted common stock shall vest each quarterly period thereafter, as described in more detail in the “Outstanding Equity Awards at December 31, 2024” table below.
On May 16, 2024, we granted 13,875 restricted shares of our common stock to Mr. Feldman pursuant to the 2018 Plan. All 13,875 shares vested immediately.
In connection with Mr. Rodriguez's promotion to Chief Executive Officer on June 26, 2024, we granted 176,000 restricted shares to Mr. Rodriguez, pursuant to the 2018 Plan. One-third of the restricted shares shall vest on June 11, 2025, and 1/12th of shares of restricted common stock shall vest each quarterly period thereafter, as described in more detail in the “Outstanding Equity Awards at December 31, 2024” table below.
In connection with Mr. Feldman's promotion to Chief Financial Officer on June 26, 2024, we granted 61,333 restricted shares to Mr. Feldman, pursuant to the 2018 Plan. One-third of the restricted shares shall vest on June 11, 2025, and 1/12th of shares of restricted common stock shall vest each quarterly period thereafter, as described in more detail in the “Outstanding Equity Awards at December 31, 2024” table below.
Perquisites, Health, Welfare and Retirement Plans and Benefits
We provide healthcare coverage to our employees. In addition, we have adopted a 401(k) plan for eligible employees. However, we do not currently match any portion of the contributions made by our employees to the 401(k) plan.
Outstanding Equity Awards at December 31, 2024
The following table presents certain information concerning outstanding equity awards held by each of the Named Executive Officers at December 31, 2024:

		Option awards				Stock awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable(*)	Number of securities underlying unexercised options (#) unexercisable	Option exercise price per share ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(*)	Market value of shares or units of stock that have not vested(1) ($)
Joseph A. Risico(2)	12/28/2018	—	—	—	—	—	—
	5/27/2022	—	—	—	—	—	—
	6/12/2023	—	—	—	—	—	—
	9/13/2023	—	—	—	—	—	—
	4/26/2024	—	—	—	—	—	—
Arturo Rodriguez	9/15/2018	1,895	—	81.48	9/15/2028	—	—
	12/28/2018	8,547	—	116.64	12/28/2028	—	—
	5/27/2022	—	—	—	—	3,882	$9,317
	6/12/2023	—	—	—	—	38,520	$92,448
	9/13/2023	—	—	—	—	45,984	$110,362
	4/26/2024	—	—	—	—	176,000	$422,400
	6/26/2024	—	—	—	—	176,000	$422,400
Joshua Feldman	5/27/2022	—	—	—	—	1,392	$3,341
	6/12/2023	—	—	—	—	7,293	$17,503
	10/16/2023	—	—	—	—	6,975	$16,740
	5/6/2024	—	—	—	—	41,667	$100,001
	6/26/2024	—	—	—	—	61,333	$147,199
Phillip Lepper	5/13/2022	—	—	—	—	487	$1,169
	6/12/2023	—	—	—	—	12,501	$30,002
	9/13/2023	—	—	—	—	30,356	$72,854
	4/26/2024	—	—	—	—	103,000	$247,200

(*)	The number of shares and per share amounts have been retroactively restated to reflect the one-for-twelve (1-for-12) reverse stock split, which was effective on March 22, 2024.

(1)
Represents the market value of the unvested shares underlying the restricted stock awards as of December 31, 2024, based on the closing price of our common stock on such date, as reported on the Nasdaq Capital Market, which was $2.40 per share. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards.

(2)
On June 26, 2024, Joseph Risico resigned as Co-Chief Executive Officer of the Company and from the Board, effective as of June 26, 2024. In connection with Mr. Risico’s resignation, effective as of June 26, 2024, the Company entered into a consulting agreement with Mr. Risico for services as a consultant. See footnote 2 to the Summary Compensation Table for a description of the consulting agreement.

Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth additional information as of December 31, 2024 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2024. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth additional information as of December 31, 2024 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2024. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)(*)	Weighted-average exercise price of outstanding options, warrants and rights(b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)(c)(2)(*)
Equity compensation plans approved by security holders(3)(4)	10,633	$117.19	453,549
Equity compensation plans not approved by security holders(5)	2,418	$76.32	193,482
Total	13,051	$109.62	647,031

(*)	The number of shares and per share amounts have been retroactively restated to reflect the one-for-twelve (1-for-12) reverse stock split, which was effective on March 22, 2024.
(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2024.
(2)	Consists entirely of shares of common stock that remain available for future issuance under the 2018 Plan as of December 31, 2024.
(3)	Consists of options outstanding as of December 31, 2024 under the 2018 Plan.
(4)
The number of shares of our common stock available for issuance under the 2018 Plan will automatically increase on January 1st of each year, for a period of not more than nine years, beginning January 1, 2020 and ending on (and including) January 1, 2028 by the lesser of (i) 15% of the shares deemed outstanding as of the preceding December 31, minus the number of shares in the share reserve (which for this purpose includes shares issued and issuable pursuant to the Aterian Group, Inc. Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) as of immediately prior to the increase, or (ii) such number of shares as determined by our Board.

(5)	Consists of options outstanding as of December 31, 2024 under the 2014 Plan and securities remaining available for future issuance under the 2022 Inducement Equity Incentive Plan.

Pay Versus Performance
The following table shows the past two fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table (“SCT”), the compensation actually paid (“CAP”) to our named executive officers (as determined under SEC rules), and our net income.
SEC rules require certain adjustments to be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as summary compensation table total compensation adjusted to (a) include the value of any pension benefit (or loss) attributed to the past fiscal year, including on account of any amendments adopted during such year; and (b) include the fair market value of equity awards as of December 31, 2024 or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards, if applicable. For purposes of the disclosure below, no pension valuation adjustments were required.

Year	SCT Total for Principal Executive Officer (“PEO”)(1)	SCT Total for Principal Executive Officer (“PEO”)(2)	SCT Total for Principal Executive Officer (“PEO”)(3)	CAP to PEO(1)(4)	CAP to PEO(2)(5)	CAP to PEO(3)(6)	Average SCT Total for Non-PEO Named Executive Officers (“NEOs”)(7)	Average CAP to Non-PEO NEOs(7)	Net Loss (thousands)(8)
2024	$707,481	$1,382,383	—	$158,578	$1,187,519	—	$731,112	$664,516	$(11,862)
2023	$1,157,142	$1,149,311	$403,009	$876,629	$868,798	$441,453	$839,761	$515,677	$(74,564)

(1)	Joseph Risico was the Company’s Co-PEO from July 26, 2023 through June 26, 2024, on which date he resigned from the Company.
(2)	Arturo Rodriguez was the Company’s Co-PEO from July 26, 2023 through June 26, 2024, on which date he became the Company’s sole PEO.
(3)	Yaniv Sarig was the Company’s PEO during the 2023 fiscal year until his resignation on July 26, 2023.
(4)	The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for Joseph Risico:

Year	Grant Date Value of Equity Awards	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Change in Fair Value From Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Dividends on Unvested Awards	Total Adjustments
2024	$406,560	—	—	—	$(142,343)	—	$(548,903)
2023	$834,066	$654,637	$(65,419)	$13,711	$(49,376)	—	$(280,513)

(5)	The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for Arturo Rodriguez:

Year	Grant Date Value of Equity Awards	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Change in Fair Value From Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Dividends on Unvested Awards	Total Adjustments
2024	$774,400	$844,800	$(159,095)	—	$(106,169)	—	$(194,864)
2023	$834,066	$654,637	$(65,419)	$13,711	$(49,376)	—	$(280,513)

(6)	The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for Yaniv Sarig:

Year	Grant Date Value of Equity Awards	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Change in Fair Value From Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Dividends on Unvested Awards	Total Adjustments
2024	—	—	—	—	—	—	—
2023	—	—	—	$15,480	$22,964	—	$38,444

(7)
For the 2024 fiscal year, our Non-PEO NEOs were: Joshua Feldman and Phillip Lepper. For the 2023 fiscal year, our Non-PEO NEOs were: Roi Zahut. The amounts disclosed reflect the adjustments listed in the table below to the amounts reported in the Summary Compensation Table for Non-PEO NEOs:

Year	Grant Date Value of Equity Awards	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	Change in Fair Value From Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	Dividends on Unvested Awards	Total Adjustments
2024	$509,825	$494,400	$(106,207)	$41,625	$(53,183)	—	$(133,190)
2023	$521,903	$323,555	$(90,072)	$13,711	$(49,376)	—	$(324,084)

(8)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.
Potential Payments Upon Termination or Change in Control
Executive Severance Plan
On March 21, 2025, (the “Effective Date”), the Board of Directors of the Company adopted the Aterian, Inc. Executive Severance Plan (the “Plan”) to provide Participants, as defined therein, with the opportunity to receive severance benefits in the event of certain terminations of employment. The Plan is intended to be a Top Hat welfare benefit plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and is designed to attract and retain qualified executives. As of the Effective Date, all of the named executive officers are designated as Participants under the Plan.
The Plan provides for certain severance benefits to be paid to Participants when they experience a “Qualifying Termination” or a “Change in Control Qualifying Termination” (as both terms are defined in the Plan.
In the event a Participant experiences a Qualifying Termination after the Effective Date, that Participant is entitled to severance in an amount equal to the Participant’s annual base salary in effect immediately prior to the date of the Qualifying Termination (“Severance”), plus a prorated annual bonus equal to the product of (i) the Annual Target Bonus, if any, for the Participant for the entire fiscal year in which the Qualifying Termination occurs; and (ii) a fraction, the numerator of which is the number of days the Participant was employed by the Company during the fiscal year in which the Qualifying Termination occurs and the denominator of which is the number of days in such year (a “Pro-Rata Bonus”).
Additionally, subject to certain terms and conditions, for the twelve months following the date of Qualifying Termination, the Company shall cause the Company’s welfare plans to continue medical and dental benefits to the Participant and/or the Participant’s family on the same terms applicable to similarly situated active employees.
In the event a Participant experiences a Change in Control Qualifying Termination, the Participant shall be entitled to receive severance in an amount equal to the Participant’s base salary in effect immediately prior to the date of the Change in Control Qualifying Termination plus the Participant’s Annual Target Bonus for the year in which the Change in Control Qualifying Termination occurs (“Change in Control Severance”), plus a prorated annual bonus equal to the product of (i) the Annual Target Bonus, if any, for the Participant for the entire fiscal year in which the Change in Control Qualifying Termination occurs; and (ii) a fraction, the numerator of which is the number of days the Participant was employed by the Company during the fiscal year in which the Change in Control Qualifying Termination occurs and the denominator of which is the number of days in such year (a “Change in Control Pro-Rata Bonus”).
Additionally, subject to certain terms and conditions, for the twelve months following the date of the Change in Control Qualifying Termination, the Company shall cause the Company’s welfare plans to continue medical and dental benefits to the Participant and/or the Participant’s family on the same terms applicable to similarly situated active employees.
For any equity awards outstanding at the time of a Qualifying Termination, such awards shall not be terminated but shall continue to vest during the twelve month period following the Qualifying Termination. Notwithstanding the foregoing, for the Participant serving as the Company’s Chief Executive Officer at the Effective Date, any outstanding equity awards shall not be terminated and shall immediately become fully vested upon a Qualifying Termination. If a Participant experiences a Change in Control Qualifying Termination, the Participant’s outstanding unvested time-based equity awards shall become fully vested.
Payments under the Plan are designed, if applicable, to comply with Section 280G and 4999 of Internal Revenue Code of 1986, as amended (the “Code”). Nothing in the Plan provides for any “gross up” or similar payment for any excise taxes that may become payable in connection with a change in control, and payments may under certain circumstances be reduced in an effort to provide the Participant the best after-tax benefit. The Plan is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and administered accordingly. Notwithstanding any other provision of the Plan, payments provided under the Plan may only be made upon an event and in a manner that complies with Section 409A of the Code or an applicable exemption. Lastly, amounts payable under the Plan are also subject to any policy established by the Company at any time, providing for clawback or recovery of amounts that were paid to the Participant. All benefits provided under the Plan are further conditioned on the Participant executing customary releases of liability and restrictive covenants in favor of the Company.
The foregoing is only a summary of the Plan and is qualified in its entirety by reference to the full and complete terms of the Plan, a copy of which is incorporated herein by reference and attached to the Company’s Annual Report on Form 10-K as Exhibit 10.30 filed with the SEC on March 25, 2025.
Non-Employee Director Compensation
Effective August 1, 2021, our compensation committee of the Board (the “Compensation Committee”) approved a formal non-employee director compensation policy, which was amended on August 16, 2024. Pursuant to such policy, our non-employee directors were paid the amounts in the table below for the year ended December 31, 2024. At the beginning of 2024 the non-employee director compensation (prorated for service for a partial year), which, at each director’s election was payable one-third in cash and two-thirds in shares of restricted common stock, was as follows: (i) $150,000 per year to each director; (ii) $25,000 per year to the chairperson of the Board; (iii) $15,000 per year to the chairperson of the Audit Committee; (iv) $10,000 per year to the chairperson of the Compensation Committee; (v) $7,500 per year to other members of the Audit Committee; and (vi) $5,000 to other members of the Compensation Committee. As revised on August 16, 2024, non-employee director compensation (prorated for service for a partial year), which, at each director’s election was payable one-third in cash and two-thirds in shares of restricted common stock, was as follows: (i) $150,000 per year to each director; (ii) $55,000 per year to the chairperson of the Board; (iii) $20,000 per year to the chairperson of the Audit Committee; (iv) $15,000 per year to the chairperson of the Compensation Committee ; (v) $10,000 per year to other members of the Audit Committee; and (vi) $7,500 to other members of the Compensation Committee.
On and effective, July 26, 2023, in connection with the appointment of Messrs. Risico and Rodriguez as Co-Chief Executive Officers, Mr. Kurtz and the Company entered into an Advisor Agreement, effective July 26, 2023, pursuant to which Mr. Kurtz acted as an advisor to senior management of the Company. The initial term of the Advisor Agreement was six months and, subject to the agreement of the Company and Mr. Kurtz the Advisor Agreement was extended for an additional six-month period. Mr. Kurtz was paid $10,000 per month for his services pursuant to the Advisor Agreement.

On August 16, 2024, Mr. William Kurtz and the Company entered into an Advisor Agreement effective August 1, 2024 (the “Advisor Agreement”), pursuant to which Mr. Kurtz acts as an advisor to senior management of the Company. The initial term of the Advisor Agreement shall be six months and, subject to the agreement of the Company and Mr. Kurtz, may be extended for an additional six-month period. Mr. Kurtz is paid $8,750 per month for his services pursuant to the Advisor Agreement.
The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year-ended December 31, 2024:

Name(1)	Fees Earned or Paid in Cash $	Option Awards $	Stock Awards $(2)	All Other Compensation $	Total $
William H. Kurtz	$214,375	—	$93,330	—	$307,705
Bari A. Harlam	$61,875	—	$93,330	—	$155,205
Susan Lattmann	$69,688	—	$93,330	—	$163,018
Sarah Liebel	$58,438	—	$93,330	—	$151,768
Cynthia Williams(3)	$34,375	—	$—	—	$34,375

(1)
Joseph A. Risico, our former Co-Chief Executive Officer and Arturo Rodriguez, Chief Executive Officer did not receive compensation for service as directors as they were employees of the Company while serving on the Board. Mr. Risico’s and Mr. Rodriguez’s compensation is included in the section entitled “Summary Compensation Table” of our Annual Report on Form 10-K.

(2)
The amounts in this column represent the aggregate grant date fair value of the restricted stock awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards. As of December 31, 2024, our non-employee directors held the following number of shares of restricted common stock: Ms. Harlam 59,226 shares; Ms. Lattmann 58,876 shares; Ms. Liebel 51,625 shares; and Mr. Kurtz 47,216 shares.

(3)
On July 1, 2024, Cynthia Williams notified the Board of Directors of her intent to not stand for reelection at the Company’s 2024 Annual Meeting of Stockholders and to retire from the Board effective as of the conclusion of the Annual Meeting on August 16, 2025.

Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of three directors, each of whom is a non-employee director: Ms. Harlam, Mr. Kurtz and Ms. Lattmann with Ms. Harlam serving as the Chairperson of the Compensation Committee. During 2024, none of the foregoing were an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers. By voting with respect to this Proposal No. 3, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from voting on this Proposal No. 3.
After careful consideration, our Board currently believes that advisory votes on executive compensation should be conducted every three years so that stockholders may periodically express their views on our executive compensation program.
We recognize that stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of future advisory votes on executive compensation.
This vote is advisory and not binding on us or our Board. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.
Stockholders will be provided the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.
Under our Bylaws, approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote on Proposal No. 3. However, if no frequency option receives the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote on Proposal No. 3, our Board will consider the option receiving the highest number of affirmative votes as the preferred frequency option of our stockholders. Abstentions and broker non-votes will not be counted in determining the frequency option receiving the highest number of affirmative votes.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR “EVERY 3 YEARS” AS THE PREFERRED FREQUENCY ON THE ADVISORY VOTE
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Proxies solicited by the Board will be voted “3 YEARS” as the preferred frequency for future advisory votes on named executive officer compensation unless stockholders specify a contrary vote.

AUDIT RELATED MATTERS
Audit Committee Report
The following is the Audit Committee’s report submitted to our Board for fiscal year 2024.
The Audit Committee has:
•	reviewed and discussed our audited financial statements with management and UHY LLP, our independent registered public accounting firm;
•	discussed with UHY LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
received from UHY LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with UHY LLP as part of the Audit Committee’s quarterly meetings.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Audit Committee
William Kurtz
Susan Lattmann
Sarah Liebel
This foregoing Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, UHY LLP. The policy generally allows for pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the chairperson of the Audit Committee, subject to certain limitations.
The Audit Committee has determined that the rendering of the services other than audit services by UHY LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal years-ended December 31, 2024 and December 31, 2023 by UHY LLP and Deloitte & Touche, LLP, our independent registered public accounting firms for such periods, respectively. All fees described below were approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2024	2023
Audit Fees(1)	$678,764	$979,611
Tax Fees(2)	48,675	65,500
Total Fees	$727,439	$1,045,111

(1)
Audit Fees consist of actual fees for professional services performed by UHY LLP for the audit of our 2024 annual financial statements, and Deloitte & Touche for our 2023 annual financial statements and their reviews of our quarterly financial statements for 2024 and 2023, respectively.

(2)	Consists of fees for tax compliance and consulting.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that management submit the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
Representatives of UHY are expected to be present at the Annual Meeting and will be available to respond at a future time to appropriate questions submitted during the Annual Meeting.
Neither our Bylaws nor other governing documents or law require that our stockholders ratify the appointment of UHY LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of UHY LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of Aterian and our stockholders.
Although our stockholders are not required to ratify the appointment of UHY LLP as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by stockholders, the affirmative vote of the holders of a majority in voting power of the votes cast at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF UHY LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.
Proxies solicited by the Board will be voted “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for 2025 unless stockholders specify a contrary vote.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy, effective as of June 14, 2019, to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. A related person is any individual who is, or who has been at any time since the beginning of our last fiscal year, one of our directors or executive officers, or a nominee to become one of our directors, any person known to be the beneficial owner of more than 5% of any class of our voting securities or any immediate family member of any of the foregoing persons. Additionally, any firm, corporation or other entity by which any of the foregoing persons is employed or in which such person is a general partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, will also be deemed to be a related person. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. As provided by its charter, the Audit Committee is responsible for reviewing and approving in advance any related party transaction.
Transactions with Related Persons
Other than the director and executive officer compensation arrangements discussed in the section of this Proxy Statement entitled “Executive Compensation,” there have not been any transactions since January 1, 2024 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.
Limitation of Liability and Indemnification of Officers and Directors
Our amended and restated certificate of incorporation and Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•	any breach of their duty of loyalty to our company or our stockholders;
•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions in violation of the DGCL; and
•	any transaction from which the director derived an improper personal benefit.
Our amended and restated certificate of incorporation also provides that if the DGCL is amended to permit further elimination or limitation of the personal liability of a director, then the liability of our directors will be eliminated to the fullest extent permitted by the DGCL, as so amended.
Our Bylaws provide that we shall indemnify any person who is or was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was, or has agreed to become, one of our directors or officers, or while one of our directors or officers, is or was serving, or has agreed to serve, at our request, as a director, officer, partner, employee, or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of such person in connection therewith, subject to certain conditions. In addition, our Bylaws also provide that we must, to the fullest extent permitted by law, advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to certain exceptions. Our Bylaws also provide that we may purchase and maintain insurance, at our expense, to protect us and any person who is or was a director, officer, employee or agent of ours or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the DGCL. We have a directors’ and officers’ liability insurance policy, which we believe is necessary to attract and retain qualified directors and officers.
Our Bylaws also provide us with the power to enter into indemnification agreements with any director, officer or other employee or agent of our Company, and such rights may be different or greater than those provided in our Bylaws. We have entered into indemnification agreements with each of our directors and executive officers that are broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding, subject to certain exceptions. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker. You may also call Broadridge at (800) 290-6424. Stockholders who currently receive multiple copies of proxy materials at their addresses and would like to request “householding” of their communications should contact their broker or our Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS
This Proxy Statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this Proxy Statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.
Any statement contained herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Proxy Statement.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and copies of the definitive agreements summarized in this Proxy Statement, are available without charge upon written request to: Secretary, c/o Aterian, Inc., 350 Springfield Avenue, Suite 200, Summit, NJ 07901.

OTHER MATTERS
Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Arturo Rodriguez

Arturo Rodriguez, CEO
June 25, 2025
You are cordially invited to attend the annual meeting electronically by visiting www.virtualshareholdermeeting.com/ATER2025. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you wish to submit your proxy by mail. Even if you have voted by proxy, you may still vote electronically during the meeting if you attend the meeting online. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATER2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76558-P35259

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATERIAN, INC.

The Board of Directors recommends you vote FOR the following:

Nominee:	**For**	**Against**	**Abstain**
1a. Arturo Rodriguez	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	**Against**	**Abstain**
2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our of Named Executive Officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V76559-P35259

ATERIAN, INC.
Annual Meeting of Stockholders
August 12, 2025 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Arturo Rodriguez and Joshua Feldman as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ATERIAN, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/ATER2025, on August 12, 2025, at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side